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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                (Amendment No. 3)


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 10, 1998


                              BANC ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


                                      Ohio
                 (State or Other Jurisdiction of Incorporation)


                  1-8552                             31-0738296
         (Commission File Number)         (IRS Employer Identification No.)


                   100 East Broad Street, Columbus, Ohio 43271
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (614) 248-5944


                                       N/A
          (Former Name or Former Address, If Changed Since Last Report)





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         The Current Report on Form 8-K dated April 10, 1998 and filed with the
Securities and Exchange Commission on April 14, 1998 is amended to add Exhibits
99.10 and 99.11 and to amend and restate Item 7 in its entirety as follows:


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS

         (a)   Financial Statements of Businesses Acquired.

               The following consolidated financial statements of First Chicago NBD Corporation are incorporated herein by reference to Exhibit
               99.5 filed herewith:

                    1. Consolidated Balance Sheets as of December 31, 1997 and 1996.
                    2. Consolidated Statement of Income for the years ended December 31, 1997, 1996 and 1995.
                    3. Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 1997, 1996 and 1995.
                    4. Consolidated Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995.
                    5.   Notes to the Consolidated Financial Statements.

               The report of Arthur Andersen LLP, independent accountants, on the consolidated financial statements of First Chicago NBD Corporation as of December 31, 1997 and 1996 and for the years ended December 31, 1997, 1996 and 1995 is filed herewith as part of Exhibit 99.5 and the related consent is filed herewith as
               Exhibit 99.6. Both the opinion and the consent are incorporated herein by reference.

               The following unaudited consolidated financial statements of First Chicago NBD Corporation are incorporated herein by reference to Exhibit 99.8 filed herewith:

                    1.   Consolidated Balance Sheet as of March 31, 1998.
                    2. Consolidated Statement of Income for the quarters ended March 31, 1998 and 1997.
                    3. Consolidated Statements of Changes in Stockholders' Equity for the quarters ended March 31, 1998 and 1997.
                    4. Consolidated Statements of Cash Flows for the quarters ended March 31, 1998 and 1997.
                    5.   Notes to the Unaudited Consolidated Financial
                         Statements.



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         The following unaudited consolidated financial statements of First
         Chicago NBD Corporation are incorporated herein by reference to Exhibit
         99.10 filed herewith:

                  1.     Consolidated Balance Sheet as of June 30, 1998.
                  2. Consolidated Statement of Income for the three and six months ended June 30, 1998 and 1997.
                  3. Consolidated Statements of Changes in Stockholders' Equity for the six months ended June 30, 1998 and 1997.
                  4. Consolidated Statements of Cash Flows for the six months ended June 30, 1998 and 1997.
                  5.     Notes to the Consolidated Financial Statements.

         (b)   Pro Forma Financial Information.

               The following pro forma financial statements are incorporated herein by reference to Exhibit 99.7 filed herewith:

                    1. Pro Forma Condensed Combined Balance Sheet at December 31, 1997 (unaudited).
                    2. Pro Forma Condensed Combined Statement of Income for the fiscal years ended December 31, 1997, 1996 and 1995 (unaudited).
                    3.   Pro Forma Condensed Combined Statement of Income for
                         the year ended December 31, 1997 (unaudited).
                    4.   Pro Forma Condensed Combined Statement of Income for
                         the year ended December 31, 1996 (unaudited).
                    5.   Pro Forma Condensed Combined Statement of Income for
                         the year ended December 31, 1995 (unaudited).
                    6.   Notes to the Unaudited Pro Forma Condensed Combined
                         Financial Information.

               The following pro forma financial statements are incorporated herein by reference to Exhibit 99.9 filed herewith:

                    1. Pro Forma Condensed Combined Balance Sheet at March 31, 1998 (unaudited).
                    2. Pro Forma Condensed Combined Statement of Income for the three months ended March 31, 1998 and 1997 (unaudited).
                    3. Notes to the Unaudited Pro Forma Condensed Combined Financial Information.

               The following pro forma financial statements are incorporated herein by reference to Exhibit 99.11 filed herewith:

                    1. Pro Forma Condensed Combined Balance Sheet at June 30, 1998 (unaudited).

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                  2.     Pro Forma Condensed Combined Statement of Income for
                         the six months ended June 30, 1998 and 1997
                         (unaudited).
                  3. Notes to the Unaudited Pro Forma Condensed Combined Financial Information.


         (c)   Exhibits.

               Exhibit 2.1 Agreement and Plan of Reorganization dated as of April 10, 1998 by and among BANC ONE CORPORATION, First Chicago NBD Corporation and Hornet Reorganization Corporation. *

               Exhibit 99.1 Stock Option Agreement dated as of April 10, 1998, by and between First Chicago NBD Corporation, as issuer, and BANC ONE CORPORATION, as grantee. *

               Exhibit 99.2 Stock Option Agreement dated as of April 10, 1998, by and between BANC ONE CORPORATION, as issuer, and First Chicago NBD Corporation, as grantee. *

               Exhibit 99.3    Joint Press Release, dated April 13, 1998. *

               Exhibit 99.4    Investor Presentation, dated April 13, 1998. *

               Exhibit 99.5 Consolidated Financial Statements of First Chicago NBD Corporation as of December 31, 1997 and for the years ended December 31, 1997, 1996 and 1995, and Report of Arthur Andersen LLP. *

               Exhibit 99.6    Consent of Arthur Andersen LLP. *

               Exhibit 99.7    Unaudited Pro Forma Condensed Combined
                               Financial Information as of December 31, 1997 and for the years ended December 31, 1997, 1996 and 1995. *

               Exhibit 99.8 Unaudited Consolidated Financial Statements of First Chicago NBD Corporation as of March 31, 1998 and for the three months ended March 31, 1998 and 1997. *

               Exhibit 99.9 Unaudited Pro Forma Condensed Combined Financial Information as of March 31, 1998 and for the three months ended March 31, 1998 and 1997. *



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         (c)   Exhibits (continued)

               Exhibit 99.10        Unaudited Consolidated Financial
                                    Statements of First Chicago NBD Corporation as of June 30, 1998 and for the three and six months ended June 30, 1998 and 1997.

               Exhibit 99.11 Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 1998 and for the six months ended June 30, 1998 and 1997.


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     *   Previously filed.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BANC ONE CORPORATION
                                        (Registrant)


Date: August 17, 1998                   By: /s/ William C. Leiter
                                           ----------------------
                                              William C. Leiter
                                              Senior Vice President








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